NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Emerging Markets Equity Fund
Nationwide Bailard International Equities Fund
Nationwide Bailard Technology & Science Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide HighMark Balanced Fund
Nationwide HighMark Large Cap Core Equity Fund
Nationwide HighMark Large Cap Growth Fund
Nationwide HighMark Small Cap Core Fund
Nationwide HighMark Value Fund
Nationwide Ziegler Equity Income Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Supplement dated June 11, 2015
to the Prospectus dated March 1, 2015 (as revised May 1, 2015)

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide HighMark Balanced Fund

On June 10, 2015, the Board of Trustees of Nationwide Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended), considered and approved a proposal to liquidate the Nationwide HighMark Balanced Fund (the “Fund”), a series of the Trust.  The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation (the “Plan”) on or about October 23, 2015 (the “Liquidation Date”).  Until the Liquidation Date, the Fund is permitted to depart from its stated investment objective and strategies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value.  In anticipation of the Fund’s liquidation, the Fund intends to begin to sell its portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments.

Effective June 23, 2015 (“Effective Date”), new account requests, exchanges into the Fund and purchase orders for Fund shares will no longer be permitted (other than those purchase orders received through dividend reinvestment or purchase orders from qualified retirement plans or their participants who are existing shareholders as of the Effective Date).  Any investor who places a purchase order should be aware, however, that the Fund no longer represents a long term investment solution.  The Fund is no longer being marketed for new investment and, as a consequence, the size and net asset value of the Fund may decrease as a result of shareholder redemptions and sale of Fund assets to meet those redemptions.  This potentially will cause remaining shareholders to bear increased operating expenses.  Such shareholders also will bear a proportionate share of the costs of liquidation and other expenses in respect of their new as well as existing investments.  Unless subject to a waiver or reduction as described in the Fund's prospectus, purchases of Class A shares of the Fund will continue to be subject to applicable sales charges.  Any investor who places a purchase order also should consider the potential tax consequences of making new investments in the Fund during the short period prior to the Fund’s liquidation.

Between now and the Liquidation Date, existing Fund shareholders may continue to reinvest dividends and distributions, redeem shares, or exchange shares into other Nationwide Funds without incurring a sales load or a contingent deferred sales charge.  However, in accordance with the Plan, the Fund may set up a reserve account for expenses incurred in connection with the liquidation to ensure that all shareholders are treated fairly.  Any such reserve account may affect the amount of redemption proceeds payable to a shareholder upon redemption.  Rule 12b-1 distribution fees will continue to accrue on shares of the Fund in the manner set forth in the Fund’s prospectus until the Liquidation Date.

Any shareholder who has not redeemed or exchanged shares into another Nationwide Fund by the regular close of business on the business day before the Liquidation Date will receive a liquidating distribution as of the Liquidation Date.  On the Liquidation Date, the Fund will distribute pro rata to its respective shareholders of record all of its assets in cash, and all outstanding shares of beneficial interest will be redeemed and cancelled.  If you hold shares of the Fund directly with Nationwide Funds in an IRA account maintained by U.S. Bank N.A. and you do not contact us at 800-848-0920 prior to the Liquidation Date, we will invest your liquidation proceeds in Prime shares of the Nationwide Money Market Fund until we receive instructions from you.  Prime shares of the Nationwide Money Market Fund are subject to low balance fees in the amount of $2 per month if the monthly average balance of the account falls below $500, which may exceed the low balance fees applicable to shares of the Fund.  IRA owners may obtain a prospectus for the Nationwide Money Market Fund by calling 800-848-0920.

The liquidation will constitute a taxable event, except to the extent the Fund’s shares are held in a tax-advantaged product, plan or account.  Therefore, you may be subject to federal, state, local or foreign taxes.  You should consult your tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE